DATA443™

DATA443

ATDS - All Things Data Security™

Organizing the world's information by identifying & protecting sensitive data regardless of location, platform or format.



Discover Protect Enable

Forward-Looking Statements

DATA443

This presentation contains forward-looking statements. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by use of terms such as "expect", "believe", "anticipate", "may", "could", "will", "should", "plan", "project," "intend," "estimate," "predict," "potential," "pursuant," "target," "continue," or the negative of these words or other comparable terminology. Statements in this presentation that are not historical statements, including statements regarding Data443's plans, objectives, future opportunities for Data443's services, future financial performance and operating results, and any other statements regarding Data443's future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance, are forward-looking statements. These statements are not guarantees of future performance and are subject to numerous risks, uncertainties, and assumptions, many of which are difficult to predict or are beyond Data443's control. These risks, uncertainties, and assumptions could cause actual results to differ materially from the results expressed or implied by the statements. They may relate to the outcome of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending; global economic conditions; inability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and integration of acquisitions; product liability; cybersecurity risk; anti-takeover measures in our charter documents and, the uncertainties created by global health issues and political unrest and conflict, such as the invasion of Ukraine by Russia. These and other important risk factors are described more fully in our reports and other documents filed with the Securities and Exchange Commission (the "SEC"), including in Part I, Item 1A of our Annual Report on Form 10-K filed with the SEC on February 24, 2023 and our subsequent filings with the SEC. You should not place undue reliance on the forward-looking statements in this press release, which are based on information available to us on the date hereof. Except as otherwise required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events, or otherwise.

"DATA443" and "ALL THINGS DATA SECURITY" are trademarks of Data443 Risk Mitigation, Inc.

All product names, trademarks, and registered trademarks are the property of their respective owners. All company, product, and services names used in this presentation are for identification purposes only. Use of these names, trademarks, and brands does not imply endorsement or sponsorship of us by those companies.

The Opportunity:

Growing data security risks, but fragmented solutions that fail to detect and defend, and are often slow to deploy.

"The explosion of ransomware, zero-day attacks, third-party breaches, along with long-term remote work concerns & the integration of operational technology with IT systems have culminated into a crisis of confidence for IT security leaders."
- IDG Security Priorities Study 2021

By 2024, it is expected that **30%** of enterprises will have adopted data security platforms, up from less than **5%** in 2019– according to a study from Gartner, Inc. Gartner, Inc. also stated in another report titled "Predicts 2022: Consolidated Security Platforms Are The Future" that customers are working on vendor consolidation strategies aggressively in addition to expecting a portfolio or stack approach to their purchasing requirements.

Who Is Data443?

DATA443™

- The world is experiencing an explosion in data security risks and the current solutions are grossly inadequate.

  We believe that Data443's platform can organize the world's electronic data and protect it regardless of location, platform type, or format.

- Through strategic acquisitions, Data443 has amassed a high-quality set of software solutions allowing a **unified approach to data governance and security** and addressing key business needs for stewarding and safeguarding sensitive data.
- We have existing revenue from commercial customer and consumers, with opportunities for recurring revenue from a time-based subscription model and for cross-selling and up-sell with complementary offerings in our product suite.
- We are leveraging "freemium" offerings via WordPress plug-ins for brand recognition and awareness with over 200,000 subscribers who are actively using the products.
- Strong leadership team headed by Jason Remillard, with expertise in both our products and our market, and a deep bench of experienced advisors for all aspects of our business.

Data443 Protects Data From Theft, Simplifies Compliance With Privacy Laws And Provides Necessary Confidence To Embrace And Migrate To The Cloud

DATA443™

Most businesses must deal with ransomware, data hostage situations, and hacking risks

Surviving and recovering from security breaches is key to our customers' businesses

Prevalence and proliferation of privacy and security rules complicates response to incidents

Mitigation with insurance provider is insufficient

Data443 lowers the risk with products that:

Can locate data anywhere

Can identify what data customers have

- We can identify sensitive data types in many languages. For example:
  - "There is German privacy information in this spreadsheet"
  - "We found Japanese health care information in Salesforce"

Can archive data for a time period specified by customers

Can move data to where it should be

Can protect data: control when it's shared, when it's moved and where and for how long it's stored"

Can destroy it properly, legally and in conformance with customer-specified business rules

Data443 Technology Stack

DATA443™

ClassiDocs®

Data Classification

- Inventory, identify, gain control
- Automated, ongoing, up-to-date classification across all data points, at rest and in flight

ARALOC

Data Security

- Enterprise cloud-based data storage, protection, and workflow automation platform
- Leading board portal management software and secure sports management software

ARCMAIL

Data Archiving

- Enterprise information and email archiving
- Secure solutions for compliance, e-discovery, business continuity, and information governance

DATA 443 Global Privacy Manager™

Data Identification

- Simple data privacy management and compliance
- Data made complete, available, and usable for quick, easy response to any privacy compliance regulations.

CYREN

Data Protection

- URL categorization
- Ensure users & data access devices are protected
- Email security
- Forefront of global spam/phishing campaign detections
- Inbound and outbound protection capabilities
- Malware/ransomware/virus detection and protection
- Threat intelligence
- Addon capabilities for OEM-specific use cases

resilient network systems

Data Control

- Private/public/hybrid cloud access control infrastructure that adds fine-grained capabilities to any platform
- Deploy for Box.Net, G-Suite, OneDrive or any other storage or web property

DATAEXPRESS

Data Transfer

- Secure managed file transfer
- Makes the transfer of valuable private data over the public Internet fast, easy and secure

filefacets

Data Knowledge

- Automated discovery and document type ID
- Identify document types for every file in a network for Information governance, privacy compliance, and cyber security

CENTURION TECHNOLOGIES

Data Recovery

- Discover, relocate and encrypt customers' most sensitive date on any endpoint
- Recover endpoint, and the data set with a simple reboot under any condition
- Reduce risk from extortion, data leakage and data loss



Classify At Scale

Our taxonomy makes this simple and highly accurate



Encrypt Your Keys

Encrypt content on egress, add DLP & DRM controls automatically



Migration - Bulk, Selective, Specific

Timeouts, failures and duplicate waste - move to and from any supported platform - smartly



Govern All From Anywhere

Discover and maintain data security posture across all platforms



Protect, Control, Manage

Native DRM controls on any content, anywhere with your own branded apps



Mapping & Tracking

Data journeys - tracked and reported on. Add data controls natively



Passwordless & SSO

Replace userid/password combos, abstract old platforms



Transport (EFT/MFT)

Move sensitive data between organizations, without ransomware risks



Privacy Compliance Management

Over 30,000 active installs of our privacy platform



Archive

Mail from any platform, Dropbox, OneDrive - ransomware free



Discovery For Privacy & Litigation

GDPR, CPRA et al. Discover and map data from privacy policies



Ransomware Instant Recovery

No matter how it happened, enable recovery with a simple reboot

Data443 Product Portfolio

Data Placement Manager
Transfer highly sensitive data between organizations

Ransomware Recovery Manager
Protect and recover any PC, server or cloud machine – and its data

Sensitive Content Manager
Distribute highly sensitive data to specific targets, ensuring no data leaks

Data Archive Manager
Archive, govern, delete, move and discover data

Data Identification Manager
Find, report, classify, and discover data in any location

Access Control Manager
Password-less, Zero Trust and Single Sign-On access to the Cloud

Global Privacy Manager
Comply with privacy policies, manage requests, preemptively action

Dynamic Advanced Threat
Spam & Virus Outbreak Detection, IP Reputation, URL Filtering, Threat InDepth Data Feeds

Highlights of Our Customer Base

DATA443™

Segment	Sales Model	Primary Product Line Consumption
Global Fintech	Direct and Long-Term recurring contracts	Secure data transport, protection and distribution
Mid-Market	Direct and 1-3 year recurring contracts	Information archiving, ransomware protection, secure content viewing and distribution
Small To SMB	100% Online SaaS direct-recurring with support	Plugins & Website Apps, freemium and badges, privacy compliance

Some of Our Customers

DATA443™

Fin Tech	Education	Government	Hi Tech	Direct Bank / Insurance	Energy / Pharma	Healthcare	Entertainment / Media
JPMorgan Chase & Co.			Hewlett Packard	Farm Bureau Insurance	Southern Company	Wellstar Health System	Comcast
SunGard Availability Services			Ricoh imagine. change.	Pacific Life	Dominion Energy	mch Medical Center Hospital	
FIS	Texas A&M University	U.S. Air Force	M-Files	Emirates NBD	Toshiba	AnMed Health	Sky
Gallagher Bassett	Harvard University		DTC	TCI	Brammer Engineering, Inc.	Galambila Aboriginal Health Service	South Pacific Pictures
globalpayments	St. Tammany		leidos	Crews Bank & Trust	Lifeline Pharmaceuticals The Medical Supply Depot	Southeast Health Group	thesamefoundation.org

Data443 and the market –

We believe that our à la carte options can compete head-to-head with competitors

DATA443™

Data443 Product	Market Competitor	Main Functionality
Ransomware Recovery Manager	Crowdstrike (CRWD), Norton, Veeam	Full Ransomware Recovery with One Reboot, Zero Trust
Data Identification Manager	Varonis (VRNS), BigID	Data Classification, Governance, Migration
Data Archive Manager	Barracuda (formerly CUDA), Jaytheon	eDiscovery, Archiving, Cloud Data Protection
Data Privacy Manager	OneTrust, Securiti.ai	Global Privacy Management (GDPR, CCPA)
Data Access Manager	OKTA (OKTA), HYPR	Passwordless Authentication, Single Sign On
Sensitive Content Manager	Boardvantage (NASDAQ), Diligent, Twilio (TWLO)	Digital Rights Management, Data Distribution
Data Placement Manager	HelpSystems (GSB), GoAnywhere, CitrixShareFile (CTXS)	Data Transfer, Data Sync between Banks & Card Issuers

Customer Success Story:

One of the top banks in UAE needed discovery, classification, reporting, tagging, and next-gen Microsoft DKE support



Challenge:

Large corporate migration to cloud. Tens of thousands of databases, complex requirements to label/tag data in multiple languages, significant enterprise performance and scale challenges.

Data443 Response:

Data443's Data Identification Manager in partnership with Microsoft and CyberArk, an identity management company.

First-ever global deployment of Microsoft double key encryption. Earned Data443 membership to Microsoft Intelligent Security Association ecosystem of Independent Software Vendors.

Customer Success Story:

Global Automobile Manufacturer with New Data Privacy and Governance Requirements



Challenge:

Thousands of employees, millions of end customers, operations in over 100 countries, mixed datasets, multilingual. Very complex and wide requirements with aggressive deadlines.

Data443 Response:

Comprehensive solution comprised of eight of our products bundled with a complementary third-party offering. SaaS deployment via Microsoft Azure® partnership. Heavy consumption of connectors, cloud services, and professional services.

Customer Success Story:

DATA443™

Leading national insurance and financial services firm has complex data governance and migration requirements for Microsoft365 and data entity extraction.



Challenge:

Migrate to Office365, cleanse data prior to migration, parse and detect sensitive data in old mail files, apply corporate governance and retention requirements.

Data443 Response:

Our Data Identification Manager and Data Archive Manager follow-on with Sensitive Content Manager, consulting for implementation to discover, classify, and migrate data.

Honors from Leading Industry Authorities

PC Magazine & Gartner: A Mark of Excellence

DATA443™

Data443 Recognized as a Sample Vendor in the Data Discovery Category in Three 2023 Gartner® Hype Cycle™ Reports

- Hype Cycle for Data Security
- Hype Cycle for Privacy
- Hype Cycle for Storage and Data Protection Technologies

PC PCMAG.COM

The Best Ransomware Protection for 2023

Ransomware attacks turn important files into encrypted gibberish; paying to get them back is often your only option. Ransomware protection can prevent those attacks from succeeding.



By Neil J. Rubenking
Updated February 27, 2023

Acquisitions / Rapid Integration and Adoption / Enhancements

DATA443™

Data443 has a track record of successful acquisitions – nine in five years

We look for deals that will contribute to our EBIT
Include long standing customer contracts, and high renewal rates

- **Products/technology we can efficiently integrate into our existing suite of products**
- **Allow for subscription model for Annual Recurring Revenues (ARR)**
- **Can be distributed via internet as SaaS, eliminating customer need for complex software & hardware management**

Our customer acquisition cost for new offerings trends low compared to our peers
We target offerings that complements our current offerings – extending the ‘stack purchase’ model

Data443 Privacy and Cybersecurity Growth Model

DATA443™

Fill the Whitespace
Build/acquire products for today (ransomware, protection)

Consolidate Customers
Sell new products to customers of existing products, lowering overall customer acquisition costs

Leverage Freemium & Open Source
Achieve brand recognition while embracing developers and first adopters in ecosystem

Privacy Innovation
Offer flexible and scalable data privacy solutions

Execute Best
Provide affordable, feature-appropriate products, easy to onboard with short time to see ROI/realize value



Our Acquisition-Integration Strategy Focuses on Identifying Strong Targets at Favourable Valuations

DATA443™

Growth by acquisition

- Balancing product development and product acquisition
- Opportunities for complementary products
- Buy vs. build advantages / cost savings
- Close deals with significant upside potential quickly

Identify Targets

- Strong existing customer base - measured in number of "seats" sold, monthly recurring revenue
- Strong product roadmap
- Focus on Data Mgmt & Governance
- Cloud-based SaaS favored

Acquisition Integration

- Minimize product overlap
- Add core competencies (e.g., sales channels/ partners, technologists and other key personnel)
- Strategy allows rapid integration and onboarding

Valuation & Financing

- Existing book of customers on record
- Long term contracts in place
- Purchase with mix of cash, equity & seller financing
- Deliverable-based milestones

Acquisition of Select Cyren Ltd. Assets

Announced in May 2023, expected to close in third quarter of 2023

DATA443™

CYREN

Expanded Customer Base
- Global customer and technology enhancement
- Strengthens Data443's market position in data security & privacy

Financials
- Significantly accretive transaction for Data443

Cyren's Impact
- Protects millions of users globally through its Threat Intelligence Service
- Technology foundation: AI, machine learning, and big data analytics
- Real-time threat identification and mitigation

Acquired Assets
- Goodwill, client base, and proprietary technology
- Focus: Threat intelligence, URL categorization, email security

Strategic Importance
- Augments Data443's Cyber Threat Intelligence (CTI) services
- Complements award-winning ransomware protection & recovery
- Challenges key industry players: Crowdstrike, Google/Mandiant, SentinelOne, Cisco, Microsoft

Future Outlook
- Enhances existing product portfolio
- Accelerates next-gen solution development
- Transaction set to close in Q3 2023

Built for Scale and Rapid Revenue Growth

DATA443™

Inorganic Growth
Acquisitions & OEMs

Partnerships
Establish partnerships to continue bringing leading offerings to our customers

New Products
Create and deliver innovative solutions
Achieve greater market penetration for existing products

Expand With Existing Customers
Exploit opportunities to cross-sell

New Customers
We have an identified pipeline of potential customers and have an aggressive sales and marketing strategy


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We believe these factors support aggressive growth, increase our ability to compete, help retain customers and provide next-generation functionality

Sales and Marketing Go-Forward Strategy

DATA443™

Pursue organic growth with existing clients (scaling up with existing products and onboarding new offerings)

Seek out new and expand existing partnerships with platform providers (e.g., Oracle, Microsoft, Zoom, Cisco) and resellers

Continue to rely on WordPress apps with freemium models to build brand awareness and encourage developer community to embrace our offerings and vision

Re-target historically ‘expensive complex’ enterprise IT capabilities for smaller businesses

- All businesses need these capabilities, but historically not all could afford it or have had the expertise to use it

Continue transforming previously complex products into products that are simple to deploy (e.g., cloud-enabled), simple to use, cost-effective, and allow businesses to realize value quickly

- We believe this is a recipe for growth - as we leverage topical security offerings with our ever-growing customer base and brand awareness

Experienced Leadership Team with Deep Experience in Management, Technology, Finance, & Marketing

DATA443™



Jason Remillard
Founder & CEO

Jason brings deep leadership and technical experience to Data443, and oversees our global expansion, management, execution & corporate development. He has over 25 years of experience with global enterprise and B2C software sales and marketing, including at Fortune 500 companies such as Deutsche Bank, TD Bank, IBM & Merrill Lynch.



Greg McCraw
Chief Financial Officer

Greg serves Data443's financial advisory and corporate accounting needs. He is an active CPA, CMA, and CFA and has over 25 years of experience helping businesses strengthen accounting and finance operations, addressing compliance challenges in highly regulated environments, and preparing SEC filings. He came to Data443 from Light Wave Dental, where he oversaw seven direct reports and a budget of $17 million as Vice President of Finance.



Kristin Richter
Head of Marketing

Kristin oversees Data443's go-to-market strategy, covering all brand, demand generation and customer marketing initiatives. Prior to joining the team in 2023, she led marketing strategy in telecom, fintech and SaaS technology. With over a decade of concentrated tech marketing experience, Kristin specializes in building predictable, repeatable revenue engines in growth stage organizations.



Kirill Kashigin
Chief Software Architect

Kirill leads Data443's development and quality teams. He is our technical advisor and an subject matter expert on data management and data security, with a 20-year background in developing and deploying high performance systems. Kirill was the Chief Technology Officer at FileFacets, whose assets Data443 acquired in August 2020.

Our Journey: Key Milestones

DATA443™

2018

- Feb — Data443 acquires ClassiDocs.
- Feb — Ripple Validators launches.
- May — GDPR goes into effect.
- Jul — Data443 secures global rights to leading WordPress GDPR solution.
- Jul — Partnership with Citrix initiates.
- Patnership with CyberArk initiates.
- Oct — Data443 announces world's first blockchain privacy solution.
- Oct — Data443 acquires ARALOC.
- Nov — Partnership with TEKsystems initiates.

2019

- Sep — Data443 acquires DataExpress.

2020

- Jan — CCPA goes into effect.
- Aug — Data443 acquires FileFacets.
- Oct — Data443 acquires Resilient Networks.
- Oct — Data443 acquires WordPress Plugins (Intelly).
- Partnership with MISA initiates.

2021

- Feb — Data443 acquires ArcMail.

2022

- Jan — Data443 acquires Centurion.

2023

- Feb — Ransomware Recovery Manager (RRM) named 'Best for Inexpensive Protection' and 'Best for Kiosks' by PCMag.
- May — Data443 enters definitive agreement to acquire select assets from Cyren Ltd.

Why Data443?

- 50+ employees and contractors, HQ in Research Triangle Park, NC, a leading tech region in the U.S.
- Management team with deep industry knowledge.
- Increasing global urgency for data security, compliance and classification solution.
- 10,000 paying, 200,000+ open-source customers in numerous sectors.
- Aggressive revenue growth and consolidation strategy of accretive acquisitions.
- Comprehensive ransomware, data & privacy solutions with cross-selling opportunities.



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Investor Relations Contact:

Matthew Abenante
919.858.6542

ir@data443.com
www.data443.com

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